UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 W. Parkwood Ave, Suite 400 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2026, Castle Biosciences, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following matters and cast their votes as set forth below:

Proposal 1. Election of Directors

The Company’s stockholders elected the three individuals listed below as Class I Directors, each to serve until the Company’s 2029 annual meeting of stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

	For	Withhold	Broker Non-Votes
Ellen Goldberg	15,455,265	7,118,166	2,415,788
Miles D. Harrison	15,607,369	6,966,062	2,415,788
Tiffany P. Olson	14,380,655	8,192,776	2,415,788

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of KPMG LLP by the Audit Committee of the Company’s Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

For	Against	Abstain
24,531,366	445,666	12,187

Proposal 3. Approval of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2026 (the “Proxy Statement”). The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
21,280,180	1,281,394	11,857	2,415,788

Proposal 4. Approval of the Company’s Non-Employee Director Compensation Policy

The Company’s stockholders approved the Company’s non-employee director compensation policy as described in the Proxy Statement. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
21,394,330	1,130,133	48,968	2,415,788

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Derek J. Maetzold
Derek J. Maetzold
President and Chief Executive Officer
Date: May 29, 2026